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                                                                    EXHIBIT 23.2


                           CONSENT OF MOSS ADAMS, LLP,
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the previously filed Registration Statements (Form S-8, Nos. 333-143652 and 333-61876) of our report dated April 17, 2007, relating to the consolidated financial statements and financial statement schedule of RadNet, Inc. and affiliates included in this Annual Report (Form 10-K) for the year ended December 31, 2007.


                                                /s/ Moss Adams LLP
                                                ------------------


Los Angeles, California
March 31, 2008